497(e)
                                                                       333-64749

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 20, 2009 TO THE JUNE 8, 2009 PROSPECTUS FOR
ACCUMULATOR(R) PLUS(SM)
--------------------------------------------------------------------------------

This Supplement updates certain information in the June 8, 2009 prospectus and statement of additional information, as previously supplemented (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Accumulator(R) Plus(SM) Prospectus.

You may be receiving this Supplement as an in-force contract owner who had previously purchased a contract with a 4% or 4.5% roll-up rate and with Roll-Up benefit base resets available starting with your second contract date anniversary. All changes mentioned in this Supplement are applicable to your contract retroactive to the contract issue date. Your contract will have a 5% roll-up rate, 5% Roll-Up to age 80 benefit base and Roll-Up benefit base resets available starting with your first contract date anniversary.

Please note the following changes, which are applicable throughout the
Prospectus:

o The 4% roll-up rate and 4% Roll-Up to age 80 benefit base (Used for the "Greater of" GMDB I enhanced death benefit, "Greater of" GMDB II enhanced death benefit, GMIB I - Asset Allocation and GMIB II - Custom Selection) are not available under your contract. The only roll-up rate available under your contract is the 5% roll-up rate. Accordingly, all references to the 4% roll-up rate and 4% Roll-Up to age 80 benefit base are deleted from the Prospectus and replaced with the 5% roll-up rate and 5% Roll-Up to age 80 benefit base.

o You are eligible to reset the Roll-Up benefit base beginning with your first contract date anniversary. Accordingly, all references to Roll-Up benefit base resets being available on contract date anniversaries starting with your second contract date anniversary are deleted from the Prospectus and replaced with Roll-Up benefit base resets being available on contract date anniversaries starting with your first contract date anniversary.


1. The following information replaces the information shown under "Example" in "Fee table".

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II - Custom Selection) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.008% of contract value.

The guaranteed interest option and the account for special money market dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special money market dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-------------------------------------------------------------------------------------------------------------------------------
                                          If you surrender your contract at the        If you annuitize at the end of the
                                            end of the applicable time period                applicable time period
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                          1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity        $1,330     $2,316     $3,344      $5,764     N/A       $2,316     $3,344      $5,764
  Multimanager Core Bond                $1,325     $2,303     $3,324      $5,727     N/A       $2,303     $3,324      $5,727
  Multimanager International Equity     $1,360     $2,403     $3,486      $6,016     N/A       $2,403     $3,486      $6,016
  Multimanager Large Cap Core Equity    $1,346     $2,363     $3,420      $5,900     N/A       $2,363     $3,420      $5,900
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         If you do not surrender your contract
                                           at the end of the applicable time
                                                         period
-------------------------------------------------------------------------------
 Portfolio Name                         1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
  Multimanager Aggressive Equity          $530     $1,616     $2,744     $5,764
  Multimanager Core Bond                  $525     $1,603     $2,724     $5,727
  Multimanager International Equity       $560     $1,703     $2,886     $6,016
  Multimanager Large Cap Core Equity      $546     $1,663     $2,820     $5,900
-------------------------------------------------------------------------------

IM-09-66 (7/09)                                                  142536 (7/09)
9.0 Series NB/IF (SAR)                                                  x02765

----------------------------------------------------------------------------------------------------------------------------------
                                             If you surrender your contract at the        If you annuitize at the end of the
                                               end of the applicable time period                applicable time period
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                             1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------------------------------
  Multimanager Large Cap Growth            $1,355     $2,391     $3,465      $5,980     N/A       $2,391     $3,465      $5,980
  Multimanager Large Cap Value             $1,348     $2,369     $3,430      $5,918     N/A       $2,369     $3,430      $5,918
  Multimanager Mid Cap Growth              $1,356     $2,394     $3,470      $5,989     N/A       $2,394     $3,470      $5,989
  Multimanager Mid Cap Value               $1,355     $2,391     $3,465      $5,980     N/A       $2,391     $3,465      $5,980
  Multimanager Small Cap Growth            $1,366     $2,422     $3,516      $6,069     N/A       $2,422     $3,516      $6,069
  Multimanager Small Cap Value             $1,361     $2,407     $3,491      $6,025     N/A       $2,407     $3,491      $6,025
  Multimanager Technology                  $1,376     $2,450     $3,561      $6,148     N/A       $2,450     $3,561      $6,148
----------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy                    $1,353     $2,385     $3,455      $5,963     N/A       $2,385     $3,455      $5,963
  AXA Conservative Growth Strategy         $1,351     $2,378     $3,445      $5,945     N/A       $2,378     $3,445      $5,945
  AXA Conservative Strategy                $1,347     $2,366     $3,425      $5,909     N/A       $2,366     $3,425      $5,909
  AXA Growth Strategy                      $1,356     $2,394     $3,470      $5,989     N/A       $2,394     $3,470      $5,989
  AXA Moderate Growth Strategy             $1,354     $2,388     $3,460      $5,971     N/A       $2,388     $3,460      $5,971
  EQ/AllianceBernstein International       $1,346     $2,363     $3,420      $5,900     N/A       $2,363     $3,420      $5,900
  EQ/AllianceBernstein Small Cap Growth    $1,345     $2,360     $3,415      $5,891     N/A       $2,360     $3,415      $5,891
  EQ/AXA Franklin Small Cap Value Core     $1,349     $2,372     $3,435      $5,927     N/A       $2,372     $3,435      $5,927
  EQ/AXA Franklin Templeton Founding
    Strategy Core                          $1,372     $2,441     $3,546      $6,122     N/A       $2,441     $3,546      $6,122
  EQ/AXA Templeton Growth Core             $1,348     $2,369     $3,430      $5,918     N/A       $2,369     $3,430      $5,918
  EQ/BlackRock Basic Value Equity          $1,322     $2,293     $3,309      $5,699     N/A       $2,293     $3,309      $5,699
  EQ/BlackRock International Value         $1,360     $2,403     $3,486      $6,016     N/A       $2,403     $3,486      $6,016
  EQ/Boston Advisors Equity Income         $1,348     $2,369     $3,430      $5,918     N/A       $2,369     $3,430      $5,918
  EQ/Calvert Socially Responsible          $1,345     $2,360     $3,415      $5,891     N/A       $2,360     $3,415      $5,891
  EQ/Capital Guardian Growth               $1,335     $2,331     $3,370      $5,809     N/A       $2,331     $3,370      $5,809
  EQ/Capital Guardian Research             $1,332     $2,322     $3,354      $5,782     N/A       $2,322     $3,354      $5,782
  EQ/Common Stock Index                    $1,299     $2,224     $3,196      $5,494     N/A       $2,224     $3,196      $5,494
  EQ/Core Bond Index                       $1,299     $2,224     $3,196      $5,494     N/A       $2,224     $3,196      $5,494
  EQ/Davis New York Venture                $1,356     $2,394     $3,470      $5,989     N/A       $2,394     $3,470      $5,989
  EQ/Equity 500 Index                      $1,291     $2,202     $3,160      $5,428     N/A       $2,202     $3,160      $5,428
  EQ/Evergreen Omega                       $1,346     $2,363     $3,420      $5,900     N/A       $2,363     $3,420      $5,900
  EQ/Intermediate Government
    Bond Index                             $1,302     $2,233     $3,211      $5,523     N/A       $2,233     $3,211      $5,523
  EQ/International Core PLUS               $1,349     $2,372     $3,435      $5,927     N/A       $2,372     $3,435      $5,927
  EQ/International Growth                  $1,369     $2,432     $3,531      $6,095     N/A       $2,432     $3,531      $6,095
  EQ/JPMorgan Value Opportunities          $1,331     $2,319     $3,349      $5,773     N/A       $2,319     $3,349      $5,773
  EQ/Large Cap Core PLUS                   $1,335     $2,331     $3,370      $5,809     N/A       $2,331     $3,370      $5,809
  EQ/Large Cap Growth Index                $1,301     $2,230     $3,206      $5,513     N/A       $2,230     $3,206      $5,513
  EQ/Large Cap Growth PLUS                 $1,329     $2,312     $3,339      $5,755     N/A       $2,312     $3,339      $5,755
  EQ/Large Cap Value Index                 $1,305     $2,243     $3,227      $5,551     N/A       $2,243     $3,227      $5,551
  EQ/Large Cap Value PLUS                  $1,316     $2,275     $3,278      $5,644     N/A       $2,275     $3,278      $5,644
  EQ/Lord Abbett Growth and Income         $1,340     $2,347     $3,395      $5,855     N/A       $2,347     $3,395      $5,855
  EQ/Lord Abbett Large Cap Core            $1,342     $2,353     $3,405      $5,873     N/A       $2,353     $3,405      $5,873
  EQ/Mid Cap Index                         $1,300     $2,227     $3,201      $5,504     N/A       $2,227     $3,201      $5,504
  EQ/Mid Cap Value PLUS                    $1,335     $2,331     $3,370      $5,809     N/A       $2,331     $3,370      $5,809
  EQ/Money Market                          $1,300     $2,227     $3,201      $5,504     N/A       $2,227     $3,201      $5,504
  EQ/Oppenheimer Global                    $1,396     $2,510     $3,655      $6,312     N/A       $2,510     $3,655      $6,312
  EQ/Quality Bond PLUS                     $1,312     $2,265     $3,263      $5,616     N/A       $2,265     $3,263      $5,616
  EQ/Small Company Index                   $1,297     $2,221     $3,191      $5,485     N/A       $2,221     $3,191      $5,485
  EQ/T. Rowe Price Growth Stock            $1,352     $2,382     $3,450      $5,954     N/A       $2,382     $3,450      $5,954
  EQ/UBS Growth and Income                 $1,350     $2,375     $3,440      $5,936     N/A       $2,375     $3,440      $5,936
  EQ/Van Kampen Comstock                   $1,337     $2,338     $3,380      $5,827     N/A       $2,338     $3,380      $5,827
  EQ/Van Kampen Mid Cap Growth             $1,342     $2,353     $3,405      $5,873     N/A       $2,353     $3,405      $5,873
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                              at the end of the applicable time
                                                            period
--------------------------------------------------------------------------------------
 Portfolio Name                             1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------
  Multimanager Large Cap Growth              $555     $1,691     $2,865     $5,980
  Multimanager Large Cap Value               $548     $1,669     $2,830     $5,918
  Multimanager Mid Cap Growth                $556     $1,694     $2,870     $5,989
  Multimanager Mid Cap Value                 $555     $1,691     $2,865     $5,980
  Multimanager Small Cap Growth              $566     $1,722     $2,916     $6,069
  Multimanager Small Cap Value               $561     $1,707     $2,891     $6,025
  Multimanager Technology                    $576     $1,750     $2,961     $6,148
--------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------
  AXA Balanced Strategy                      $553     $1,685     $2,855     $5,963
  AXA Conservative Growth Strategy           $551     $1,678     $2,845     $5,945
  AXA Conservative Strategy                  $547     $1,666     $2,825     $5,909
  AXA Growth Strategy                        $556     $1,694     $2,870     $5,989
  AXA Moderate Growth Strategy               $554     $1,688     $2,860     $5,971
  EQ/AllianceBernstein International         $546     $1,663     $2,820     $5,900
  EQ/AllianceBernstein Small Cap Growth      $545     $1,660     $2,815     $5,891
  EQ/AXA Franklin Small Cap Value Core       $549     $1,672     $2,835     $5,927
  EQ/AXA Franklin Templeton Founding
    Strategy Core                            $572     $1,741     $2,946     $6,122
  EQ/AXA Templeton Growth Core               $548     $1,669     $2,830     $5,918
  EQ/BlackRock Basic Value Equity            $522     $1,593     $2,709     $5,699
  EQ/BlackRock International Value           $560     $1,703     $2,886     $6,016
  EQ/Boston Advisors Equity Income           $548     $1,669     $2,830     $5,918
  EQ/Calvert Socially Responsible            $545     $1,660     $2,815     $5,891
  EQ/Capital Guardian Growth                 $535     $1,631     $2,770     $5,809
  EQ/Capital Guardian Research               $532     $1,622     $2,754     $5,782
  EQ/Common Stock Index                      $499     $1,524     $2,596     $5,494
  EQ/Core Bond Index                         $499     $1,524     $2,596     $5,494
  EQ/Davis New York Venture                  $556     $1,694     $2,870     $5,989
  EQ/Equity 500 Index                        $491     $1,502     $2,560     $5,428
  EQ/Evergreen Omega                         $546     $1,663     $2,820     $5,900
  EQ/Intermediate Government
    Bond Index                               $502     $1,533     $2,611     $5,523
  EQ/International Core PLUS                 $549     $1,672     $2,835     $5,927
  EQ/International Growth                    $569     $1,732     $2,931     $6,095
  EQ/JPMorgan Value Opportunities            $531     $1,619     $2,749     $5,773
  EQ/Large Cap Core PLUS                     $535     $1,631     $2,770     $5,809
  EQ/Large Cap Growth Index                  $501     $1,530     $2,606     $5,513
  EQ/Large Cap Growth PLUS                   $529     $1,612     $2,739     $5,755
  EQ/Large Cap Value Index                   $505     $1,543     $2,627     $5,551
  EQ/Large Cap Value PLUS                    $516     $1,575     $2,678     $5,644
  EQ/Lord Abbett Growth and Income           $540     $1,647     $2,795     $5,855
  EQ/Lord Abbett Large Cap Core              $542     $1,653     $2,805     $5,873
  EQ/Mid Cap Index                           $500     $1,527     $2,601     $5,504
  EQ/Mid Cap Value PLUS                      $535     $1,631     $2,770     $5,809
  EQ/Money Market                            $500     $1,527     $2,601     $5,504
  EQ/Oppenheimer Global                      $596     $1,810     $3,055     $6,312
  EQ/Quality Bond PLUS                       $512     $1,565     $2,663     $5,616
  EQ/Small Company Index                     $497     $1,521     $2,591     $5,485
  EQ/T. Rowe Price Growth Stock              $552     $1,682     $2,850     $5,954
  EQ/UBS Growth and Income                   $550     $1,675     $2,840     $5,936
  EQ/Van Kampen Comstock                     $537     $1,638     $2,780     $5,827
  EQ/Van Kampen Mid Cap Growth               $542     $1,653     $2,805     $5,873
--------------------------------------------------------------------------------------

2. The table and example in the Prospectus under the heading "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" are deleted in their entirety and replaced with the following:


---------------------------------------------------------------------------------------------------
           If you have the GMIB I - Asset Allocation or GMIB II - Custom Selection
---------------------------------------------------------------------------------------------------
                   A                                              B
    Applicable percentage of account value            Applicable percentage of Guaranteed minimum
                                                               income benefit base
---------------------------------------------------------------------------------------------------
    6.0%                                                           5.0%
---------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your GMIB I - Asset Allocation or GMIB II - Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I - Asset Allocation or GMIB II - Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.


3. The sixth paragraph under "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.


4. The table and example in the Prospectus under the heading "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:



---------------------------------------------------------------------------------------------------------------------------
                          If you have the GMIB I - Asset Allocation or GMIB II - Custom Selection
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    B
                                               A                               Applicable percentage of Guaranteed minimum
        Younger spouse's age      Applicable percentage of account value                 income benefit base
---------------------------------------------------------------------------------------------------------------------------
               85+                            5.5%                                              4.0%

              80-84                           5.0%                                              3.5%

              75-79                           4.5%                                              3.0%

              70-74                           4.0%                                              2.5%
---------------------------------------------------------------------------------------------------------------------------


For example, if on the Conversion effective date your account value is $100,000, your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals only $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.


5. The sixth paragraph under "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

6. The fourth paragraph in the Prospectus under the heading "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your Annuity Account Value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $5,000. See "How withdrawals affect your GWBL" later in this Prospectus.


7.  The first bullet point in the seventh paragraph under the heading "Appendix
    II: Purchase considerations for QP contracts" is deleted in its entirety and replaced with the following:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-Up benefit base;


8. The information in the Prospectus under the heading "Appendix III: Enhanced death benefit example" is deleted in its entirety and replaced with the following:

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:




--------------------------------------------------------------------------------
   End of
 contract                        5% Roll-Up to age 80   Annual Ratchet to age 80
   year     Account value            benefit base            benefit base
--------------------------------------------------------------------------------
     1       $109,200             $  105,000 (3)           $  109,200 (1)
--------------------------------------------------------------------------------
     2       $120,120             $  110,250 (3)           $  120,120 (1)
--------------------------------------------------------------------------------
     3       $134,534             $  115,763 (3)           $  134,534 (1)
--------------------------------------------------------------------------------
     4       $107,628             $  121,551 (3)           $  134,534 (2)
--------------------------------------------------------------------------------
     5       $118,390             $  127,628 (3)           $  134,534 (2)
--------------------------------------------------------------------------------
     6       $132,597             $  134,010 (3)           $  134,534 (2)
--------------------------------------------------------------------------------
     7       $132,597             $  140,710 (4)           $  134,534 (2)
-------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 1 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract year 7, the enhanced death benefit will be based on 5% Roll-Up to age 80.


9. The information under "Appendix IV: Hypothetical illustrations" is deleted in its entirety and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the GMIB II - Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for an Accumulator(R) Plus(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.64)% and 3.36% for the Accumulator(R) Plus(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the GMIB II - Custom Selection and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the GMIB II - Custom Selection charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the GMIB II - Custom Selection is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II - Custom Selection has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator(R) Plus(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 Guaranteed minimum death benefit ("Greater of" GMDB II)
  Earnings enhancement benefit
  Guaranteed minimum income benefit II - Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80,


                                                         Greater of 5%
                                                        Roll-Up to age                                 Lifetime Annual
                                                       80 or the Annual                       Guaranteed Minimum Income Benefit
                                                        Ratchet to age                        ----------------------------------
                                                         80 Guaranteed
                                                         Minimum Death        Total Death Benefit
                                                           Benefit              with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value   ("Greater of" GMDB II)  enhancement benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%         0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     104,000   104,000   96,000    96,000  100,000   100,000   100,000   100,000      N/A      N/A      N/A      N/A
 61        2      98,802   105,020   90,802    97,020  105,000   105,020   107,000   107,028      N/A      N/A      N/A      N/A
 62        3      93,654   105,965   86,654    98,965  110,250   110,250   114,350   114,350      N/A      N/A      N/A      N/A
 63        4      88,549   106,829   81,549    99,829  115,763   115,763   122,068   122,068      N/A      N/A      N/A      N/A
 64        5      83,480   107,603   77,480   101,603  121,551   121,551   130,171   130,171      N/A      N/A      N/A      N/A
 65        6      78,441   108,279   73,441   103,279  127,628   127,628   138,679   138,679      N/A      N/A      N/A      N/A
 66        7      73,424   108,847   69,424   104,847  134,010   134,010   147,613   147,613      N/A      N/A      N/A      N/A
 67        8      68,422   109,299   65,422   106,299  140,710   140,710   156,994   156,994      N/A      N/A      N/A      N/A
 68        9      63,429   109,623   61,429   107,623  147,746   147,746   166,844   166,844      N/A      N/A      N/A      N/A
 69       10      58,437   109,809   58,437   109,809  155,133   155,133   177,186   177,186      N/A      N/A      N/A      N/A
 74       15      33,139   108,240   33,139   108,240  197,993   197,993   237,190   237,190    10,791   10,791   10,791   10,791
 79       20       6,637   101,156    6,637   101,156  252,695   252,695   313,773   313,773    15,667   15,667   15,667   15,667
 80       21       1,103    98,884    1,103    98,884  265,330   265,330   331,462   331,462    16,875   16,875   16,875   16,875

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80


                                                     Greater of 5%
                                                    Roll-Up to age
                                                   80 or the Annual
                                                    Ratchet to age
                                                     80 Guaranteed
                                                     Minimum Death    Total Death Benefit
                                                        Benefit        with the Earnings    GWBL Benefit     Guaranteed Annual
                 Account Value    Cash Value   ("Greater of" GMDB II) enhancement benefit       Base         Withdrawal Amount
       Contract ---------------- ---------------- ------------------- ------------------- ------------------- -------------------
 Age     Year     0%     6%       0%      6%       0%        6%        0%        6%        0%        6%        0%       6%
----- --------- ------- -------- ------- -------- --------- --------- --------- --------- --------- --------- -------- ----------
 80      21      1,103  98,884    1,103  98,884   265,330   265,330   331,462   331,462   265,330   265,330   13,266   13,266
 84      25          0  88,928        0  88,928   265,330   265,330   331,462   331,462   265,330   265,330   13,266   13,266
 89      30          0  74,733        0  74,733   265,330   265,330   331,462   331,462   265,330   265,330   13,266   13,266
 94      35          0  58,312        0  58,312   265,330   265,330   331,462   331,462   265,330   265,330   13,266   13,266
 95      36          0  54,730        0  54,730   265,330   265,330   331,462   331,462   265,330   265,330   13,266   13,266

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

10. The second and third paragraphs under "Roll-Up benefit base reset" under "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" are deleted in their entirety and replaced with the following:

If you elect GMIB I -- Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II -- Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.


11. The first sentence of the second paragraph under "`Greater of" GMDB I -- Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80' in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 0.95%.


12. The third sentence under "`Greater of" GMDB II -- Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80' in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%.


13. The first sentence of the second paragraph under "Guaranteed minimum income benefit charge" in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the Guaranteed minimum income benefit I -- Asset Allocation and 1.30% for the Guaranteed minimum income benefit II -- Custom Selection.





Accumulator(R) is issued by and is a registered service mark and Accumulator(R) Plus(SM) is issued by and is a service mark of AXA Equitable Life Insurance
                           Company (AXA Equitable).
Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC, 1290
                            Avenue of the Americas,
                              New York, NY 10104.

   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234